UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
>Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 8, 2001

eVISION USA.COM, INC.
(Exact name of registrant as specified in its charter)

Colorado
(State of other jurisdiction of incorporation)

0-17637
(Commission File Number)

45-0411501
(I.R.S. Employer Identification No.)

1888 Sherman Street, Suite 500, Denver, CO       80203
(Address of principal executive offices)           Zip Code

     Registrant's telephone number, including area code: (303) 894-7971

Item 5. Other Events.

On June 8, 2001, eVision USA. Com, Inc. (eVision) and Online Credit Limited (Online Credit), a subsidiary of Online Credit International Limited (Online Credit International), which is the parent of eVision, entered into an agreement whereby eVision agreed to pay $7,314,316 of principal and interest, in the form of transferring ownership of assets, to Online Credit in satisfaction of certain convertible debentures outstanding subject to the approval of the eVision Shareholders. The agreement was amended on June 26, 2001, to extend the effective date. If approved by the shareholders of eVision, the transaction will close immediately after such approval. Online Credit International has agreed to vote proportionately with those voting shareholders. The convertible debentures were issued under a $4,000,000 10% Convertible Debenture due December 15, 2007 (Convertible Debenture) and an option to purchase an $11,000,000 10% Convertible Debenture (Option) to Online Credit. Of the Convertible Debenture and Option, Online Credit had exercised and held $8,000,000 in convertible debentures prior to the satisfaction in May 2001 of $660,000 of convertible debentures. Of the remaining $7,340,000, $6,749,924 of principal will be satisfied, as will $564,392 of accrued interest thereon. The remaining outstanding balance of convertible debentures of $590,076 will be documented in the form of a convertible debenture in accordance with terms under the Option and will accrue interest at 8% with a maturity of 2007. Online Credit will retain an Option to purchase an additional $7,000,000 of convertible debentures.

The assets of eVision which will be used as satisfaction of the convertible debentures identified above consist of all debt, equity and derivative instruments of eBanker USA.com, Inc. (eBanker) owned by eVision, except that owned by a specific eVision subsidiary, American Fronteer Financial Corporation, as of June 8, 2001; all shares of Global Growth Management Inc., a wholly-owned subsidiary of eVision; and 1,050,000 common shares of Global Med Technologies, Inc. (Global Med), a consolidated subsidiary of eBanker, owned by eVision. On June 27, 2001, these assets were pledged to secure eVision’s performance under all convertible debentures currently outstanding to Online Credit. As consideration for the pledge, Online Credit agreed to reduce the interest rate from 12% to 2% on a $589,889 convertible debenture due June 4, 2006 that was recently issued to Online Credit International in consideration for Online Credit International paying the Convertible Series B-1 Preferred Stock dividend of eVision in accordance with the guaranty of Online Credit International. The $589,889 convertible debenture was assigned by Online Credit International to Online Credit.

Presently, prior to the transaction, eVision owns approximately 40% of eBanker’s outstanding common shares and approximately 5% of Global Med. Separately, eBanker owns approximately 42% of Global Med. As part of the agreement, amounts owing to eVision from Global Growth of approximately $900,000 will be cancelled. In addition, the management agreement whereby eBanker pays 10% of pretax profits to eVision will also be cancelled.

eBanker is principally engaged in high-leveraged financing arrangements to underserved financial markets. eBanker currently offers customized financial products and services including global secured credit cards, corporate credit cards, customized corporate financing, share financing, bond financing and property development financing. Global Growth was incorporated principally to engage in property investments. Global Med is a medical information technology company and provides information management software products and services to the healthcare industry. Global Med develops a software application that provides access to clinical information for chronic disease patients. Global Med also designs, develops, markets and supports information management software products for blood banks, hospitals, centralized transfusion centers and other healthcare related facilities.

The debt, equity and derivative instruments of eBanker consist of 1 Series A preferred share, 1,083,533 common shares, 330,000 warrants to purchase common shares exercisable at $3.00 expiring August 11, 2003, 307,692 warrants to purchase common shares exercisable at $8.00 expiring March 31, 2005, 307,692 warrants to purchase common shares exercisable at $9.00 expiring March 31, 2005 and $660,000 in face value 10% convertible debentures. The Series A preferred share entitles the holder to 50% of the vote for members of the Board of Directors of eBanker. The primary assets of Global Growth consists of ownership in commercial property in Vancouver, British Columbia, Canada, including a mortgage thereon of approximately $786,000.

Values given to the assets being transferred were determined and agreed to by the Board of Directors of eVision and Online Credit and were based on market values at the time of the agreement in case of the shares of Global Med and recent transactions in the case of the shares of eBanker and Global Growth.

Fai H. Chan beneficially owns 67,913,535 shares (approximately 78%) of the outstanding voting stock of eVision. All of these shares are beneficially owned by Online Credit International. Included in these shares are 58,460,488 shares underlying convertible debentures owned or that could have been acquired upon exercise of an option. After the transaction, Fai H. Chan and Online Credit International will beneficially own 52,586,434 shares (approximately 73%) of the outstanding voting stock of eVision. Included in the 52,586,434 shares are 43,133,387 shares underlying convertible debentures owned or that may be acquired upon exercise of an option.

Mr. Fai H. Chan, Chairman and Chief Executive Officer of eVision and of Online Credit International, and Mr. Jen Fong, Director of eVision and Online Credit International, own options to purchase 500,000 and 100,000 common shares, respectively, in eBanker exercisable at $3.00 per share, and options to purchase 250,000 and 150,000 common shares, respective, in Global Med exercisable at $0.78 per share. Tony T.W. Chan, a Director and the Chief Operating Officer of eVision who is also a Director of Online Credit International, owns options to purchase 50,000 common shares in Global Med exercisable at $0.66 per share.

On June 6, 2001, Fai H. Chan, relinquished his options to purchase 9,000,000 shares of common stock of eVision. The options were from two different grants between November 25, 1998 and January 28, 1999 and were exercisable for ten years from the date of their respective grant dates at prices ranging from $0.20 to $0.30 per share.

Item 7. Financial Statement And Exhibits

(a)	Financial Statements

None

(b)	Proforma Financial Information

None

(c)	Exhibits.

Exhibit 10.1	Asset Purchase Agreement Among Online Credit Limited and eVision USA. Com, Inc. dated June 8, 2001.

Exhibit 10.2	Asset Purchase Agreement Extension between eVision USA.Com, Inc. and Online Credit Limited dated June 26, 2001.

Exhibit 10.3	Security Agreement between eVision USA.Com, Inc. and Online Credit Limited dated June 27, 2001

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                                            eVISION USA.COM, INC.

Dated: July 5, 2001                                      By:  /s/ Tony T.W. Chan
                                                                              Tony T.W. Chan,
                                                                              Chief Operating Officer

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